UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934

         Date of Report (Date of earliest event reported): April 3, 2000

                          TRIPACIFIC DEVELOPMENT CORP.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                            (State of Incorporation)

                                    000-26683
                            (Commission File Number)

                                   98-0204701
                     (I.R.S. Employer Identification Number)

                                   Suite 1500
                             885 West Georgia Street
                           Vancouver, British Columbia
                                     V6C 3E8
          (Address of principal executive offices, including zip code)

                                  (604)687-0717
              (Registrant's telephone Number, including area code)


                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

By Form 8K dated December 15, 1999, the Issuer reported that it had acquired the URL www.fatbid.com. After further review of the online auction industry, management of the Issuer has determined not to proceed with its development of this URL. No cash was paid nor shares issued in connection with the Issuer's acquisition of the URL www.fatbid.com . The Issuer's initial business purpose remains unchanged, namely, to investigate business opportunities presented to it by persons or firms who or which desire the advantages of reporting status under the Securities and Exchange Act of 1934. The Issuer remains a "blank check" company and management continues to seek potential business opportunities for development by the Issuer.

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned.

                                              TRIPACIFIC DEVELOPMENT CORP.

                                              Per: /s/ Jason John
                                                  -------------------------
                                                   Jason John, President